UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 13, 2012

Loral Space & Communications Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14180	87-0748324
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Third Avenue, New York, New York		10016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(212) 697-1105

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, Loral Space & Communications Inc. ("Loral" or the "Company") is restructuring its corporate office as a result of the sale of its former wholly owned subsidiary, Space Systems/Loral, LLC (formerly known as Space Systems/Loral, Inc. ("SS/L").

(b) Departure of Directors and Certain Officers.

Departure of Chief Executive Officer and President. In connection with the corporate office restructuring, on December 13, 2012, the Board of Directors of the Company (the "Board") approved the termination of the employment of Michael B. Targoff as Chief Executive Officer and President effective as of December 14, 2012. Mr. Targoff will receive severance benefits in accordance with his employment agreement with the Company. Such severance benefits consist of, among other things, a lump sum payment of $5,606,704.

Following Mr. Targoff’s termination of employment, he will be engaged by the Company as a part-time consultant to the Board to assist the Board with respect to strategic matters relating to Telesat and Xtar and oversight of the ViaSat lawsuit. Mr. Targoff will earn consulting fees of $120,000 per month. Mr. Targoff will continue in his role as Vice Chairman of the Board.

The foregoing summary of Mr. Targoff’s severance benefits and consulting arrangements is qualified in its entirety by reference to the full text of the General Release dated December 14, 2012 between the Company and Mr. Targoff and the Consulting Agreement dated December 14, 2012 between the Company and Mr. Targoff, copies of which are attached to this report as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Departure of Senior Vice President, Finance and Treasurer. Also, in connection with the corporate office restructuring, on December 13, 2012, the Board approved the termination of the employment of Richard P. Mastoloni as Senior Vice President, Finance and Treasurer effective as of December 14, 2012. Mr. Mastoloni will receive severance benefits in accordance with the Company’s severance policy for officers. Such severance benefits consist of, among other things, a lump sum payment of $1,484,779.

Following Mr. Mastoloni’s termination of employment, he will be engaged by the Company as a part-time consultant to the Board to assist in the transition of treasury functions and for other assignments on an as-needed basis. Mr. Mastoloni will earn consulting fees of $600 per hour for his services.

The foregoing summary of Mr. Mastoloni’s severance benefits and consulting arrangements is qualified in its entirety by reference to the full text of the General Release and Separation Agreement dated December 14, 2012 between the Company and Mr. Mastoloni and the Consulting Agreement dated December 14, 2012 between the Company and Mr. Mastoloni, copies of which are attached to this report as Exhibit 10.3 and Exhibit 10.4, respectively, and incorporated herein by reference.

(c) Appointment of Certain Officers.

In connection with the corporate office restructuring, on December 13, 2012, the Board appointed Avi Katz as President of the Company effective as of December 14, 2012, replacing Mr. Targoff in that position. Mr. Katz, 53, will continue to serve as General Counsel and Secretary. Mr. Katz has served as Senior Vice President, General Counsel and Secretary since January 2008. Prior to that, he served as Vice President, General Counsel and Secretary of the Company since November 2005.

(e) Compensatory Arrangements of Certain Officers.

In connection with the corporate office restructuring, on December 13, 2012, the Board approved termination of the Company’s Supplemental Executive Retirement Plan (the "SERP"). The Company will make payments to the participants in the SERP between December 16, 2013 and December 31, 2013 in accordance with the requirements of Section 409A of the Internal Revenue Code and the regulations promulgated thereunder. With respect to calculating the payments due under the terminated SERP, continuing employees will be credited with additional service credit equal to the lesser of (x) one year or (y) the period from the date of termination of the SERP to the date of the termination of the employee’s employment with the Company.

On December 13, 2012, the Company paid to certain employees, including certain of the Company’s named executive officers, the deferred compensation accounts that were established in December 2005 and due to be settled in December 2012 in amounts previously disclosed, plus interest earned thereon.

Also on December 13, 2012, the Company paid bonuses under the Company’s Management Incentive Bonus Program for fiscal year 2012 to participants in the program, including certain of the Company’s named executive officers. Messrs. Targoff, Mastoloni, Rein and Katz, received $1,675,991, $416,593, $408,069 and $406,443, respectively.

On November 9, 2012, the Company paid special one-time transaction bonuses to certain of the Company’s employees, including certain of the Company’s named executive officers, to recognize their contributions to the successful completion of the SS/L sale. Messrs. Mastoloni, Rein and Katz, received $1,300,000, $250,000, and $350,000, respectively.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1 General Release dated December 14, 2012 between Loral Space & Communications Inc. and Michael B. Targoff (Management compensation plan)

Exhibit 10.2 Consulting Agreement dated December 14, 2012 between Loral Space & Communications Inc. and Michael B. Targoff(Management compensation plan)

Exhibit 10.3 General Release and Separation Agreement dated December 14, 2012 between Loral Space & Communications Inc. and Richard P. Mastoloni (Management compensation plan)

Exhibit 10.4 Consulting Agreement dated December 14, 2012 between Loral Space & Communications Inc. and Richard P. Mastoloni (Management compensation plan)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loral Space & Communications Inc.

December 17, 2012	By:	Avi Katz

Name: Avi Katz
Title: President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	General Release dated December 14, 2012 between Loral Space & Communications Inc. and Michael B. Targoff (Management compensation plan)
10.2	Consulting Agreement dated December 14, 2012 between Loral Space & Communications Inc. and Michael B. Targoff (Management compensation plan)
10.3	General Release and Separation Agreement dated December 14, 2012 between Loral Space & Communications Inc. and Richard P. Mastoloni (Management compensation plan)
10.4	Consulting Agreement dated December 14, 2012 between Loral Space & Communications Inc. and Richard P. Mastoloni (Management compensation plan)